                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 1999
                                                        -------------------


                            AMERICAN BANCSHARES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Florida                        0-27474                   65-0624640
----------------------------     ------------------------     ----------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      Incorporation)                                           Identification
                                                                   Number)


   4502 Cortez Road West, Bradenton, Florida                     34210-2801
---------------------------------------------               -------------------
   (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:   (941) 795-3050
                                                     ----------------



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ITEM 5.  OTHER EVENTS.

         On February 16, 1999, American Bancshares, Inc., a Florida corporation (the "Company"), issued a press release announcing the resignation of Gerald L. Anthony as President and Chief Executive Officer of American Bank (the "Bank"), a wholly owned subsidiary of the Company. A copy of the press release is attached hereto as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Mr. Jerry L. Neff has been appointed to serve as the interim President and Chief Executive Officer of the Bank. Mr. Anthony will continue to serve as the President and Chief Executive Officer of the Company, and as a director of both the Company and the Bank.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not Applicable

(b)      Not Applicable

(c)      Exhibits required by Item 601 of Regulation S-K


EXHIBIT NO.       DESCRIPTION
-----------       -----------
  99.1           Press Release, issued February 16, 1999, regarding the
                 resignation of Mr. Anthony as President of American Bank.





        [Rest of Page Intentionally Blank. Signatures on following Page.]




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         AMERICAN BANCSHARES, INC.

Date: February 17, 1999                  By: /s/ Brian M. Watterson
                                             -----------------------------------
                                             Brian M. Watterson
                                             Executive Vice President and Chief
                                             Operating Officer





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                                  EXHIBIT INDEX


EXHIBIT NO.            DESCRIPTION
-----------            -----------
99.1                   Press Release, issued February 16, 1999, regarding the
                       resignation of Mr. Anthony as President of American Bank.
